Exhibit 99.1

Material Sciences Corporation
2200 East Pratt Blvd.
Elk Grove Village, IL 60007
847/439-2210

COMPANY CONTACT:	MEDIA CONTACT:

James M. Froisland	Katie Wood
Senior Vice President, Chief Financial Officer,	Edelman
Chief Information Officer and Corporate Secretary	312/240-2827
847/718-8020

FOR IMMEDIATE RELEASE

THURSDAY, JULY 6, 2006

MATERIAL SCIENCES CORPORATION ANNOUNCES

THE CONCLUSION OF SECURITIES AND EXCHANGE COMMISSION REVIEW

ELK GROVE VILLAGE, IL, July 6, 2006 – Material Sciences Corporation (NYSE: MSC), a leading provider of material-based solutions for acoustical and coated metal applications, announced today that the U.S. Securities and Exchange Commission has concluded its review of the Company’s material weaknesses reported for the year ended February 28, 2005.

MSC disclosed in a press release on May 15, 2006, that it had received a notice from the Securities and Exchange Commission requesting the Company voluntarily produce information regarding the material weaknesses in MSC’s internal control over financial reporting disclosed, or as described in, its annual report on Form 10-K/A for the year ended February 28, 2005. MSC cooperated fully with the Commission’s request. On June 30, 2006, the Commission notified the Company that it had concluded its review related to this matter.

About Material Sciences

Material Sciences Corporation is a leading provider of material-based solutions for acoustical and coated metal applications. MSC uses its expertise in materials, which it leverages through relationships and a network of partners, to solve customer-specific problems, overcoming technical barriers and enhancing performance. MSC differentiates itself on the basis of its strong customer orientation and knowledge of materials combined with the offer of specific value propositions that define how it will create and share economic value with its customers. The Company’s stock is traded on the New York Stock Exchange under the symbol MSC.

This news release contains forward-looking statements that are based on current expectations, forecasts and assumptions. MSC cautions the reader that the following factors could cause its actual outcomes and results to differ materially from those stated or implied in the forward-looking statements: impact of changes in the overall economy; changes in the business environment, including the transportation, building and construction, electronics and durable goods industries; competitive factors, including domestic and foreign competition for both acoustical and coated metal applications as well as changes in industry capacity; the Company’s ability to satisfy the requirements of Section 404 of the Sarbanes-Oxley Act of 2002 and the rules and regulations adopted under them; changes in laws, regulations, policies or other activities of governments, agencies or similar organizations (including the ruling under Section

Material Sciences Corporation

201 of the Trade Act of 1974); the stability of governments and business conditions inside and outside of the U.S., which may affect a successful penetration of the Company’s products; acts of war or terrorism; acceptance of brake damping materials, engine components and body panel laminate parts by customers in North America and Europe; the successful operation of the Applications Research Center; increases in the prices of raw and other material inputs used by the Company, as well as availability; the loss, or changes in the operations, financial condition or results of operations, of one or more of the Company’s significant customers; the impact of future warranty expenses; environmental risks, costs, recoveries and penalties associated with the Company’s past and present manufacturing operations; and other factors, risks and uncertainties identified in Part I, Item 1A of the Company’s Annual Report on Form 10-K for the year ended February 28, 2006, filed with the Securities and Exchange Commission on May 19, 2006 and as amended on May 23, 2006.

Additional information about Material Sciences is available at www.matsci.com.

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